UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

MARVELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200

Wilmington, Delaware 19801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (302) 295-4840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 4, 2021, Marvell Technology, Inc. (“MTI”) completed its previously announced private exchange offers to certain eligible holders (the “Exchange Offers”) for any and all outstanding 4.200% Senior Notes due 2023 and 4.875% Senior Notes due 2028 (together, the “Marvell Notes”) issued by Marvell Technology Group Ltd. (“Marvell”) for up to an aggregate principal amount of $1.0 billion of new 4.200% Senior Notes due 2023 (the “2023 Notes”) and 4.875% Senior Notes due 2028 (the “2028 Notes” and, together with the 2023 Notes, the “Notes”) issued by MTI.

Upon completion of the Exchange Offers, MTI issued $433,817,000 in aggregate principal amount of 2023 Notes and $479,394,000 in aggregate principal amount of 2028 Notes pursuant to a Second Supplemental Indenture, dated as of May 4, 2021 (the “Second Supplemental Indenture”), to the Indenture, dated as of April 12, 2021 (the “Base Indenture”), between MTI and U.S. Bank National Association, as trustee (the “Trustee”).

The Notes will accrue interest from December 22, 2020. Interest on the Notes will be payable semi-annually in arrears on June 22 and December 22 of each year, beginning on June 22, 2021. The 2023 Notes will accrue interest at a rate of 4.200% per year and the 2028 Notes will accrue interest at a rate of 4.875% per year. The 2023 Notes will mature on June 22, 2023 and the 2028 Notes will mature on June 22, 2028.

MTI may redeem the Notes at its option at any time in whole or from time to time in part prior to May 22, 2023 (the “2023 Par Call Date”), in the case of the 2023 Notes, and March 22, 2028 (the “2028 Par Call Date” and, together with the 2023 Par Call Date, the “Par Call Dates” and each, a “Par Call Date”), in the case of the 2028 Notes, at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the applicable series of Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of such series of Notes, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the treasury rate (as defined in the Second Supplemental Indenture) plus 25 basis points (in the case of the 2023 Notes), or 30 basis points (in the case of the 2028 Notes), plus in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

MTI may redeem the Notes at its option at any time in whole or from time to time in part on or after the applicable Par Call Date at a redemption price equal to 100% of the aggregate principal amount of the applicable Notes being redeemed, plus in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

The foregoing description is qualified in its entirety by the full text of the Base Indenture and the Second Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively. The terms of the Base Indenture and the Second Supplemental Indenture, including the forms of the 2023 Notes and the 2028 Notes attached hereto as Exhibits 4.3 and 4.4, respectively, are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Second Supplemental Indenture and the issuance of the Notes by MTI is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On May 3, 2021, MTI issued a press release announcing the expiration and final results of the Exchange Offers and Consent Solicitations. A copy of the press release is filed pursuant to this Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: our failure to realize the anticipated benefits of the transaction, including as a result of our ability to integrate the businesses of Marvell and Inphi Corporation or due to unexpected costs, liabilities or delays related to such integration; our ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the completion of the transaction; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the transaction; the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; legislative, regulatory and economic developments affecting our business; general economic and market developments and conditions including disruptions in our supply chain or in the supply chains of our customers or suppliers; the evolving legal, regulatory and tax regimes under which we operate; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as our response to any of the aforementioned factors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors as well as other risks associated with the transaction and the combined company as described in the “Risk Factors” section of the joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (“SEC”) in connection with the transaction, and risks and uncertainties that affect our business as described in the “Risk Factors” section of Marvell’s most recent Annual Report on Form 10-K and other documents filed by MTI from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

4.1	Base Indenture, dated as of April 12, 2021, between Marvell Technology, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Marvell Technology Group Ltd.’s Current Report on Form 8-K filed on April 12, 2021, File No. 001-30877)

4.2	Second Supplemental Indenture, dated as of May 4, 2021, between Marvell Technology, Inc. and U.S. Bank National Association, as trustee

4.3	Form of $433,817,000 4.200% Senior Notes due 2023 (included as Exhibit A to Exhibit 4.2)

4.4	Form of $479,394,000 4.875% Senior Notes due 2028 (included as Exhibit B to Exhibit 4.2)

99.1	Press Release dated May 3, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2021

MARVELL TECHNOLOGY, INC.

By:	/s/ JEAN HU
Jean Hu
Chief Financial Officer